HII Technologies, Inc.

Agenda for Special Meeting of Stockholders

June 17, 2013

1.

Meeting Called to Order

2.

Welcoming Remarks

3.

Introduction of Directors and Officers

4.

Procedural Matters:

             • Report Regarding Compliance with Notice, Mailing and Quorum Requirements

             • Introduction of Inspection of Electors and Proxy Holders

             • Reading/Waiver of Reading of Notice/Affidavit of Mailing and Proxy Material

             • Voting by Ballot/ Proxy

             • Availability of Stockholders List for Inspection

5.

Opening of the Polls

6.

Election of directors.

7.

Ratify appointment of MaloneBailey LLP as independent registered public accounting firm.

8.

Approval of compensation awarded to named executive officers.

9.

Determine frequency of stockholder advisory vote regarding compensation

10.

Closing of the Polls

11.

Questions and Answers Period

12.

Report of Voting Results by Inspectors of Election

13.

Discussion of any Further Business

14.

Adjournment of Meeting

                                    Script for Special Meeting of Stockholders

Chairman:

Good morning, ladies and gentlemen.  Welcome to this 2013 Annual meeting of Stockholders of HII Technologies, Inc.  I am Matt Flemming, Chairman of the Board and Chief Executive Officer of the Company.  At this time, I call the meeting to order.  If you have not yet received a copy of the agenda for the meeting, please raise your hand and one will be brought to you.  There are  four items of business on this morning’s agenda: (i) election of four directors to our board of directors; (ii) ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for the 2013 fiscal year; (iii) approval of the 2012 compensation awarded to our named executive officers and (iv) to determine the frequency of the stockholder advisory vote regarding compensation awarded to our named executive officers.

As the By-Laws provide, I will act as Chairman of the meeting.  Our director, Mr. Leo Womack, will act as secretary of the meeting I would like to take this opportunity to introduce the directors and officers of the Company who are present.

[Introduce directors and officers present at the meeting]

The Board of Directors has appointed Matthew Flemming, President, Chief Financial Officer and Secretary of the Corporation to act as the inspector of election.  Many stockholders have already submitted their proxies.  The holders of any undelivered proxies may present them at this time to Mr. Flemming.  All proxies will be voted as you have marked them.  If you wish to vote in person, please obtain a ballot from Mr. Flemming at the time of the vote

 Chairman:

The Board of Directors set April 29, 2013 as the date of records for this Stockholder’s meeting.  We have here a record of stockholders as of that date.  A duplicate record has been on file at the office of the Company for the last ten days available for inspection by any Stockholder at any time during usual business hours.

Chairman:

I have been advised by the inspector of election that immediately prior to commencement of the meeting, 81.65% of the Company’s issued and outstanding shares of common stock are represented by proxy at today’s meeting.   Since a majority of the Company’s shares is represented here today, a quorum is present, the meeting is duly constituted and the business of the meeting may proceed.

The Secretary will read the notice of the meeting, the affidavit of mailing of the notice, and the proxy material.

Mr. Womack: Mr. Chairman, my name is Mr. Leo Womack.  I move to waive the reading of the notice of the meeting, the affidavit of mailing of the notice, and the proxy material.

Mr. Chickering:

Mr. Chairman, my name is Mr. Ken Chickering I second the motion.

Chairman:

You have heard the motion to waive reading of the notice of the meeting, the affidavit of mailing of the notice, and the proxy material.  All those in favor say, “Aye.”

[Chorus of “Aye”]

Chairman:

All those opposed say, “No.”

[No Response]

Chairman:

The motion is carried.  The Secretary will please insert the notice of the meeting

and the affidavit of mailing of the notice and proxy material in the minute book of the Company   The polls for each matter voted on at this meeting will open at 4 p.m., June 17, 2013.

Proposal 1 - Election of Directors

The first proposal before the shareholders of the Company is the election of four (4) directors to serve until the annual meeting of shareholders in 2014 and until their successors are duly elected and qualified. The Board of Directors has nominated and recommends the election of the following persons as directors to of the Company’s board of directors:

Matthew C. Flemming

Kenton Chickering III

Leo B. Womack

Brent Mulliniks

May I have a motion with respect to these nominees? (Mr. Womack will place names in nomination)

(Pause) May I have a second?

Mr. Chickering:  I hereby second the nominations.

In accordance with the Bylaws, advance notice must be given of the intention of any shareholder to make a nomination from the floor. Since no such notice has been received, any other nominations would be out of order, and I hereby declare the nominations to be closed.

[The Chairman may at this time ask the audience if there are any questions for management regarding the proposal.  In the event a Stockholder attempts to make a motion from the floor, refer to and follow the procedure set forth in Appendix I.  If a Stockholder becomes disruptive at any time during the meeting, refer and follow the procedure set forth in Appendix II.]

Chairman:

Those Stockholders who did not turn in proxies and who wish to vote by ballot please raise your hands so that a ballot may be brought to you.  Stockholders holding common stock, are entitled to one vote for each share registered to their names.  If you are voting by ballot, please mark your ballot and hold it up so that it may be picked up by the inspector.  Are there any questions with respect to the voting on the election of directors?

[Inspector collects ballots.]

Chairman:

Is there any discussion?  If there is no further discussion on the proposal, we can proceed to the next proposal.

Proposal – 2 Ratification of Accountants

The second proposal before the shareholders of the Company is the ratification of the Audit Committee’s selection of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2013. The Board of Directors recommends the ratification of the selection of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2013.

May I have a motion to ratify the selection of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2013?

(Mr. Womack: I so move)

(Pause) May I have a second?

(Mr. Chickering: I second the motion)

[The Chairman may at this time ask the audience if there are any questions for management regarding the proposal.  In the event a Stockholder attempts to make a motion from the floor, refer to and follow the procedure set forth in Appendix I.  If a Stockholder becomes disruptive at any time during the meeting, refer and follow the procedure set forth in Appendix II.]

Chairman:

Those Stockholders who did not turn in proxies and who wish to vote by ballot please raise your hands so that a ballot may be brought to you.  Stockholders holding common stock are entitled to one vote for each share registered to their names.  If you are voting by ballot, please mark your ballot and hold it up so that it may be picked up by the inspector.  Are there any questions with respect to the ratification of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2013?

Chairman:

Is there any discussion?  If there is no further discussion on the proposal, we can proceed to the next proposal.

Proposal 3 – Approve Compensation of Named Executive Officers

The third proposal before the shareholders of the Company is a non-binding advisory vote required pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act to approve the compensation paid to our named Executive Officers as disclosed in our proxy statement; more commonly known as “say on pay”. As discussed in the Summary of the Executive Compensation section of our proxy statement, we believe our executive compensation programs and policies provide fair, reasonable and competitive levels of compensation to our executive officers. The Board of Directors recommends approval of the compensation of the named Executive Officers.

May I have a motion to approve the compensation of the named Executive Officers (“say on pay”).

(Mr. Womack: I so move)

(Pause) May I have a second?

(Mr. Chickering: I second the motion)

[The Chairman may at this time ask the audience if there are any questions for management regarding the proposal.  In the event a Stockholder attempts to make a motion from the floor, refer to and follow the procedure set forth in Appendix I.  If a Stockholder becomes disruptive at any time during the meeting, refer and follow the procedure set forth in Appendix II.]

Chairman:

Those Stockholders who did not turn in proxies and who wish to vote by ballot please raise your hands so that a ballot may be brought to you.  Stockholders holding common stock are entitled to one vote for each share registered to their names.  If you are voting by ballot, please mark your ballot and hold it up so that it may be picked up by the inspector.  Are there any questions with respect to the voting on the approval of executive compensation?

[Inspector collects ballots.]

Chairman:

Is there any discussion?  If there is no further discussion on the proposal, we can proceed to the next proposal.

Proposal 4- Say on Frequency

The fourth proposal before the shareholders of the Company, also required by the Dodd-Frank Act, is a non-binding advisory vote on the frequency of holding the “Say-on-Pay” vote; more commonly known as “Say-on-Frequency”. Shareholders may indicate whether they would prefer to hold the Say-On-Pay vote every one, two or three years. The Board of Directors recommends holding the Say-on-Pay vote once every three years.

May I have a motion to approve holding the Say-on-Pay vote once every three years?

(Mr. Womack: I so move)

(Pause) May I have a second?

(Mr. Chickering: I second the motion)

ELECTION

The polls are now open. We are tabulating the results and will announce them shortly

RESULTS OF ELECTION

I present for the results of the election.

DECLARATION OF ELECTION

Based upon the results, I declare that:

9.

the directors nominated have been duly elected to serve on our Board of Directors expiring at the Annual Meeting to be held in 2014.

•

The selection of MaloneBailey LLP as the Company’s independent registered accounting firm for 2013 has been ratified.

•

The Compensation paid to our named executive officers has been approved

•

A Say-On-Pay vote once every three years has been approved

Chairman:

If there is no further business to come before this meeting, I would entertain a motion for adjournment.

Mr. Womack: Mr. Chairman, my name is Mr. Flemming.  I move to adjourn this meeting.

Mr. Chickering:

Mr. Chairman, my name is Mr. Chickering I second the motion.

Chairman:

You have heard the motion to adjourn the meeting.  All those in favor say, “Aye.”

[Chorus of “Aye”]

Chairman:

All those opposed say, “No.”

[No Response.]

Chairman:

The motion is carried.  The meeting is adjourned.  Thank you very much ladies and gentlemen.

APPENDIX TABLE OF CONTENTS

Stockholder Motion……………………………

………………………………….APPENDIX I

Disruptive Stockholder Conduct……..……………………………………………..APPENDIX II

APPENDIX I

STOCKHOLDER MOTION

After entertaining a motion from a Stockholder, the Chairman should consult briefly with the Counsel as to whether the proposal is appropriate, timely and otherwise a proper exercise of the Stockholder’s corporate rights.  The nature of the proposed motion and the judgment of the Chairman, based upon advise of counsel, will indicate whether the motion should be discussed and voted upon.

I. If Motion is Entertained

Chairman:

For the record, please identify yourself and state whether you are an owner of Shares of common stock of Shumate Industries.

[Stockholder responds.]

Chairman:

I will now entertain the formal motion as proposed.

[Stockholder makes motion.]

Chairman:

Is there a second for this motion from a Stockholder of the Company?

[Another Stockholder seconds the motion.  If, however, there is not a second of the motion, the motion is technically improper and no vote is required.]

Chairman:

You have heard the proposed motion.  Ballots will be passed out by the inspector.

[Proxy fills out ballot concerning motion.  Inspector collects and counts ballots and report results to Chairman.]

Chairman:

The proxy committee has advised that it has voted all proxies [against] or [for] (as the case may be) the motion.  The motion is accordingly [defeated] or [approved] (as the case may be).  The inspector will furnish a written report concerning the vote count on the motion, which shall be included in the minutes of this meeting.

II. If the Motion is Not Appropriate

Chairman:

I have been advised by our general counsel that the motion as submitted is not a proper Stockholder proposal under the corporate law of the state of Delaware.  Accordingly, the motion will not be entertained.

APPENDIX II

DISRUPTIVE STOCKHOLDER CONDUCT

    The following are responses, in ascending order, to disruptive Stockholder conduct.

A. Request for Quiet

Chairman:

I must request that if you are not recognized by the chair, please refrain from speaking out so that we may continue with the orderly conduct of this meeting.  You will have the opportunity to ask questions or comment on the affairs of the Company after we have concluded the formal items of business of the meeting.

B. Second Warning

Chairman:

I repeat, if you are not recognized by the chair, your conduct is out of order.  Please keep quiet so that we may continue with the meeting in an orderly manner.  Otherwise, you will be asked to leave the meeting, and, if necessary, removed from this room.

C. Removal of Stockholder

Chairman:

Sir (or Madam), I have repeatedly asked you to stop your disruptive conduct and have advised you that your action is out of order.  However, you have chosen not to comply with my request and the wishes of your fellow Stockholders, and as Chairman of this meeting, I must now ask you to leave the meeting.

D. Recess of Meeting

Chairman:

Please let the record indicate that the conduct of Mr. (or Ms) Stockholder has become disorderly and disruptive to the extent that the business of the meeting cannot be conducted in an orderly fashion.  Accordingly, I will now entertain a motion to recess this Special meeting of Stockholders until Mr. (or Ms) Stockholder is removed.

Secretary:

Mr. Chairman, I move this Special meeting of Stockholders until Mr. (or Ms) Stockholder is removed from this meeting.

Mr. Clark:

I second the motion.

Chairman:

You have heard the motion to recess this Special meeting of Stockholders until Mr. (or Ms) Stockholder is removed from this meeting.

All those in favor say, “Aye.”

[Chorus of “Ayes”]

Chairman:

Opposed, “No.”

[No Response]

Chairman:

The meeting is recessed until Mr. (or Ms) Stockholder is removed from this meeting.  Thank you for your patience.  We hope that we will be able to resume the meeting shortly and sincerely regret this inconvenience.